SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated May 30, 2008 (the “Agreement”), between Lehman Brothers Holdings Inc., a Delaware corporation (the “Seller”) and Structured Asset Securities Corporation (the “Depositor”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Trust Agreement (as defined below).

WITNESSETH

WHEREAS, the Depositor desires to purchase from the Seller and the Seller desires to sell to the Depositor certain obligations; and

WHEREAS, the Depositor intends to sell such obligations to Wells Fargo Bank, N.A., as trustee (the “Trustee”), under the Trust Agreement (the “Trust Agreement”) dated as of May 1, 2008 between the Depositor and the Trustee, in exchange for $201,824,000 aggregate principal amount of Class A1 Pass-Through Certificates and $50,456,617 aggregate principal amount of Class A2 Pass-Through Certificates all of which are to be issued under the Trust Agreement;

NOW THEREFORE, the parties hereto agree as follows:

1. Purchase and Sale of the Underlying Securities.

(a) Set forth in Annex A hereto is a list of obligations to be sold to the Depositor (the “Underlying Securities”) and certain information with respect to each of the Underlying Securities.

(b) The Depositor hereby acknowledges that delivery or transfer of the Underlying Securities to the Depositor has been made. The Seller hereby sells to the Depositor and the Depositor hereby purchases from the Seller, the Underlying Securities, having a market value approximately equal to the percentage as set forth in Annex A and including all rights with respect thereto. The Seller hereby acknowledges that the Depositor has paid to the Seller the Purchase Price in the manner agreed upon by the Seller and the Depositor. In the event that any Underlying Security has not been delivered or transferred to the Depositor or any assignee, in the case of Underlying Securities in definitive form, with any documentation necessary to effect the assignment thereof to the Depositor or any assignee, within five Business Days after the Closing Date, the Seller shall immediately repurchase such Underlying Security for a price equal to the purchase price thereof plus interest accrued thereon at the applicable interest rate.

(c) Concurrently with the sale by the Seller to the Depositor of the Underlying Securities, the Seller hereby assigns to the Depositor all of its rights and interest in scheduled distributions on the Underlying Securities payable to the Seller on the Underlying Distribution Date in May 2008 and thereafter.

(d) It is the intention of the Seller that the transfer and assignment of the Underlying Securities shall constitute a sale from the Seller to the Depositor and that such Underlying Securities not be a part of the Depositor’s property or estate for any purpose under state or federal law, including without limitation in the event of the insolvency of the Seller. In the event the transfer and assignment of the Underlying Securities contemplated by this Agreement is deemed to be other than a sale notwithstanding the intent of the parties hereto, this Agreement shall be deemed to be and in such event hereby is the grant of a security interest from the Seller to the Depositor, and the Depositor shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code in effect in the applicable jurisdiction. In such event, the Seller agrees to take such action and execute such documents as shall be necessary in order to fully realize the benefits of such secured party status, including, without limitation, powers of attorney, financing statements, notices of lien or other instruments or documents.

2. Conditions.

The obligations of the parties under this Agreement are subject to the following conditions:

(a) the representations and warranties contained herein shall be accurate and complete; and

(b) on the date hereof, counsel for the Depositor shall have been furnished with all such documents, certificates and opinions as such counsel may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Seller, the performance of any of the obligations of the Seller hereunder or the fulfillment of any of the conditions herein contained.

3. Representations and Warranties.

(a) Each party hereby represents and warrants to the other party that (i) it is duly organized and validly existing as an entity under the laws of the jurisdiction in which it is chartered or organized, (ii) it has the requisite corporate power and authority to enter into and perform this Agreement, and (iii) this Agreement has been duly authorized by all necessary corporate action, has been duly executed by one or more duly authorized officers and is the valid and binding agreement of such party enforceable against such party in accordance with its terms.

(b) The Seller further represents and warrants to the Depositor that (i) immediately prior to the sale thereof to the Depositor, the Seller owned the Underlying Securities, had good and marketable title thereto, free and clear of any pledge, lien, security interest, charge, claim, equity, or encumbrance of any kind, and upon the delivery or transfer of the Underlying Securities to the Depositor as contemplated herein, the Depositor will receive good and marketable title to the Underlying Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; (ii) neither the execution, delivery nor performance by the Seller of this Agreement shall (A) conflict with, result in any breach of or constitute a default (or an event which, with the giving of notice or passage of time, or both, would constitute a default) under any term or provision of the organizational documents of the Seller, or any material indenture, agreement, order, decree or other material instrument to which the Seller is party or by which the Seller is bound which materially adversely affects the Seller’s ability to perform its obligations hereunder or (B) violate any provision of any law, rule or regulation applicable to the Seller of any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties; and (iii) no consent, license, approval or authorization from, or registration or qualification with any governmental body, agency or authority, nor any consent, approval, waiver or notification of any creditor or lessor is required in connection with the execution, delivery and performance by the Seller of this Agreement except such as have been obtained and are in full force and effect.

4. Non-Recourse.

Notwithstanding anything to the contrary contained herein, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest or premium (if any) on the Underlying Securities, or for any claim based on payments due thereon, against the Seller or any of its stockholders, directors, officers, agents or employees under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such persons be personally liable for any such amounts or claims, or liable for any defenses or judgment based thereon or with respect thereto; provided, that the foregoing shall not (i) constitute a waiver of any rights of the Depositor against the Seller for breach of any representations or warranties contained herein, or (ii) be taken to prevent recourse by the Depositor to, and the enforcement of its rights against, the Underlying Securities or any issuer thereof.

5. Amendments.

This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by the parties hereto.

6. Communications.

Except as may be otherwise agreed between the parties, all communications hereunder shall be made in writing to the relevant party by personal delivery or by courier or first-class registered mail, or the closest local equivalent thereto, or by facsimile transmission confirmed by personal delivery or by courier or first-class registered mail as follows:

To the Seller:       Lehman Brothers Holdings Inc.
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention: Contract Finance
Telephone Number: (212) 526-7000
Facsimile Number: (212) 526-3738

To the Depositor:                 Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention: MBS Finance
Telephone Number: (212) 526-4274
Facsimile Number: (212) 526-8579

or to such other address, telephone number or facsimile number as either party may notify to the other in accordance with the terms hereof from time to time. Any communications hereunder shall be effective upon receipt.

7. Successors.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person shall have any right or obligation hereunder. Neither party may assign its rights under this Agreement without the written consent of the other party.

8. Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Headings.

The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

10. Entire Agreement.

This Agreement embodies the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreement or understanding relating to the subject matter hereof.

11. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.

By: _/s/ Michael Hitzmann__________________________
Name: Michael Hitzmann
Title:  Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION

By: _/s/ Nicholas Stimola___________________________
Name: Nicholas Stimola
Title:  Vice President

ANNEX A

SCHEDULE OF UNDERLYING SECURITIES

Series/Class	Assumed Outstanding Principal Balance ($)(1)	Net Coupon (%)(1)	Approximate Market Value Percentage
Lehman Mortgage Trust, Series 2007-1, Mortgage Pass-Through Certificates, Class 2-A1	252, 280, 617	2.7625	78
(1) As of May 2008.

A-1